Exhibit 99.1
News

Investor Contact:
Peggy Reilly Tharp, Caleres
(314) 854-4134, ptharp@caleres.com

Caleres Reports Second Quarter 2018 Results

•	Record second quarter sales for consolidated, Famous Footwear and Brand Portfolio

•	Record second quarter operating earnings for Famous Footwear

•	On-track to deliver seventh consecutive year of positive back-to-school same-store-sales

•	Continued to grow top brands in Brand Portfolio and to take consumer share in the market

•	Maintained strong balance sheet, cash flow and return on invested capital

•	Executed against company strategy and invested in the business

ST. LOUIS, September 4, 2018 - Caleres (NYSE: CAL, caleres.com), a diverse portfolio of global footwear brands, today reported second quarter 2018 financial results.

“Record second quarter consolidated sales were up 4.4%, while adjusted earnings per share were up 22.9%. Famous Footwear also delivered a record second quarter - for both sales and operating profit - with strength in women’s sandals and athletic-inspired styles driving improvement,” said Diane Sullivan, CEO, president and chairman of Caleres. “For Brand Portfolio, second quarter sales were up 1.9%, as Sam Edelman delivered the largest second quarter in its history, and Naturalizer reported its fourth consecutive quarter of wholesale growth in North America. During the quarter, we also announced the acquisition of Blowfish Malibu, which allows us to continue to expand and diversify our overall business.”

Second Quarter 2018 Results Versus 2017

•	Consolidated sales of $706.6 million, up 4.4%.

–	Famous Footwear total sales of $429.5 million were up 6.1%, while same-store-sales were up 2.6%.

–	Brand Portfolio sales of $277.1 million were up 1.9%.

•	Gross profit was $293.1 million, while gross margin was 41.5%.

•	SG&A expense of $258.8 million represented 36.6% of sales - a 121 basis point improvement.

•	Operating earnings were $32.1 million and operating margin was 4.5%, while adjusted operating earnings were $34.8 million and adjusted operating margin was 4.9%.

•
Net earnings were $23.6 million, while diluted earnings per share were $0.55 and included a $0.04 charge for the previously announced transition of Allen Edmonds’ consumer-facing activities to St. Louis and for the July acquisition of Blowfish Malibu.

•	Adjusted net earnings of $25.6 million were up 24.1%, while adjusted diluted net earnings per share of $0.59 were up 22.9%.

First Half 2018 Results Versus 2017

•	Consolidated sales of $1,338.8 million, up 2.3%.

–	Famous Footwear total sales of $792.9 million were up 2.8%, while same-store-sales were up 1.0% - in-line with FY’18 guidance.

–	Brand Portfolio sales of $545.9 million were up 1.6%.

•	Gross profit was $568.0 million, while gross margin was 42.4%.

•	SG&A expense of $509.0 million represented 38.0% of sales - a 39 basis point improvement.

•	Operating earnings were $55.1 million and operating margin was 4.1%, while adjusted operating earnings were $59.5 million and adjusted operating margin was 4.4%.

•
Net earnings were $40.9 million, while diluted earnings per share were $0.94 and included an $0.08 charge for the previously announced transition of Allen Edmonds’ consumer-facing activities to St. Louis and for the acquisition of Blowfish Malibu.

•	Adjusted net earnings of $44.1 million were up 16.0%, while adjusted diluted net earnings per share of $1.02 were up 15.9%.

Balance Sheet and Cash Flow

•	Cash and equivalents were $102.9 million and up $49.9 million year-over-year, including the acquisition of Blowfish Malibu.

•	There were no outstanding borrowings under the revolving credit facility.

•	Inventory of $715.7 million was down 0.9% year-over-year.

•	Capital expenditures of $12.1 million were down 19.2% year-over-year.

2018 Outlook

Consolidated net sales	~$2.8B
Famous Footwear same-store-sales	Up low-single digits
Brand Portfolio sales	Up low-single digits
Gross margin	Up ~5 to 10 bps
SG&A as a percent of revenue	Down ~5 to 10 bps
Interest expense	~$16M
Effective tax rate	25% to 26%
Adjusted earnings per diluted share	$2.40 to $2.50

Pension Presentation
Results for this year reflect the new accounting standard related to the presentation of retirement benefits, which impacted reported and adjusted 2017 operating income and margin. The effect of this new standard resulted in a shift of $2.7 million of retirement plan income from second quarter 2017 SG&A expense to other income, net. For the first half of 2017, this amount was $5.1 million. There was no impact to second quarter or first half 2017 net earnings or earnings per share, due to the adoption of this standard.

Investor Conference Call
Caleres will host an investor conference call at 4:30 p.m. ET today, Tuesday, September 4. The webcast and slides will be available at investor.caleres.com/news/events. A live conference call will be available at (877) 217-9089 for analysts in North America or (706) 679-1723 for international analysts by using the conference ID 2559419. A replay will be available at investor.caleres.com/news/events/archive for a limited period. Investors may also access the replay by dialing (855) 859-2056 in North America or (404) 537-3406 internationally and using the conference ID 2559419 through Tuesday, September 11.

Definitions
All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings attributable to Caleres, Inc. and diluted earnings per common share attributable to Caleres, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Non-GAAP Financial Measures
In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides historic and estimated future gross profit, operating earnings, net earnings and earnings per diluted share adjusted to exclude certain gains, charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially.  These risks include (i) changing consumer demands, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions and other factors; (ii) rapidly changing fashion trends and consumer preferences and purchasing patterns; (iii) intense competition within the footwear industry; (iv) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the Company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (v) foreign currency fluctuations; (vi) the ability to accurately forecast sales and manage inventory levels; (vii) cybersecurity threats or other major disruption to the Company’s information technology systems; (viii) customer concentration and increased consolidation in the retail industry; (ix) transitional challenges with acquisitions; (x) a disruption in the Company’s distribution centers; (xi) changes to tax laws, policies and treaties; (xii) the ability to recruit and retain senior management and other key associates;  (xiii) compliance with applicable laws and standards with respect to labor, trade and product safety issues; (xiv) the ability to secure/exit leases on favorable terms; (xv) the ability to maintain relationships with current suppliers; and (xvi) the ability to attract, retain, and maintain good relationships with licensors and protect our intellectual property rights. The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended February 3, 2018, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

# # #

About Caleres
Caleres is a diverse portfolio of global footwear brands.  Our products are available virtually everywhere - in the over 1,200 retail stores we operate, in hundreds of major department and specialty stores, on our branded e-commerce sites, and on many additional third-party retail websites. Famous Footwear offers great casual and athletic brands for the entire family with convenient, curated, affordable collections. Sam Edelman keeps expressive women in step with the latest trends in a playful, whimsical way. Naturalizer shoes are beautiful from the inside out, with elegant simplicity and legendary fit re-imagined for today’s consumer. Allen Edmonds combines old world craft with new world technology to create luxe footwear for the discerning man who wants sophisticated, modern classics. Rounding out our family of brands are Vince, Franco Sarto, Dr. Scholl’s Shoes, LifeStride, Via Spiga, Diane von Furstenberg, Blowfish Malibu, Bzees, Carlos by Carlos Santana, Circus by Sam Edelman, Fergie and Ryka. Combined, these brands make Caleres a company with both a legacy and a mission.  Our legacy is our more than 140 years of craftsmanship, our passion for fit and our business savvy, while our mission is to continue to inspire people to feel good… feet first. Visit caleres.com to learn more about us.

SCHEDULE 1

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

	(Unaudited)
	Thirteen Weeks Ended		Twenty-six Weeks Ended
(Thousands, except per share data)	August 4, 2018	July 29, 2017	August 4, 2018	July 29, 2017
Net sales	$706,612	$676,954	$1,338,754	$1,308,463
Cost of goods sold	413,511	389,493	770,731	750,094
Gross profit	293,101	287,461	568,023	558,369
Selling and administrative expenses	258,835	256,170	509,033	502,681
Restructuring and other special charges, net	2,123	2,865	3,900	3,973
Operating earnings	32,143	28,426	55,090	51,715
Interest expense, net	(3,602)	(4,375)	(7,285)	(9,184)
Other income, net	3,078	2,670	6,169	5,106
Earnings before income taxes	31,619	26,721	53,974	47,637
Income tax provision	(8,008)	(9,047)	(13,183)	(15,079)
Net earnings	23,611	17,674	40,791	32,558
Net (loss) earnings attributable to noncontrolling interests	(35)	79	(67)	61
Net earnings attributable to Caleres, Inc.	$23,646	$17,595	$40,858	$32,497

Basic earnings per common share attributable to Caleres, Inc. shareholders	$0.55	$0.41	$0.95	$0.76

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$0.55	$0.41	$0.94	$0.75

SCHEDULE 2

CALERES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
	August 4, 2018	July 29, 2017	February 3, 2018
(Thousands)
ASSETS
Cash and cash equivalents	$102,884	$52,942	$64,047
Receivables, net	153,421	143,616	152,613
Inventories, net	715,705	722,005	569,379
Prepaid expenses and other current assets	62,159	36,972	60,750
Total current assets	1,034,169	955,535	846,789

Property and equipment, net	207,726	217,838	212,799
Goodwill and intangible assets, net	362,049	341,195	339,168
Other assets	89,701	69,589	90,659
Total assets	$1,693,645	$1,584,157	$1,489,415

LIABILITIES AND EQUITY
Borrowings under revolving credit agreement	$—	$35,000	$—
Trade accounts payable	400,391	402,812	272,962
Other accrued expenses	195,987	170,499	157,197
Total current liabilities	596,378	608,311	430,159

Long-term debt	197,702	197,233	197,472
Deferred rent	52,396	52,227	53,071
Other liabilities	109,975	85,212	89,751
Total other liabilities	360,073	334,672	340,294

Total Caleres, Inc. shareholders’ equity	735,853	639,729	717,489
Noncontrolling interests	1,341	1,445	1,473
Total equity	737,194	641,174	718,962
Total liabilities and equity	$1,693,645	$1,584,157	$1,489,415

SCHEDULE 3

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
	(Unaudited)
	Twenty-six Weeks Ended
(Thousands)	August 4, 2018	July 29, 2017
OPERATING ACTIVITIES:
Net cash provided by operating activities	$91,007	$114,280

INVESTING ACTIVITIES:
Purchases of property and equipment	(18,559)	(24,251)
Capitalized software	(2,951)	(3,152)
Acquisition cost, net of cash received	(16,793)	—
Net cash used for investing activities	(38,303)	(27,403)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	—	400,000
Repayments under revolving credit agreement	—	(475,000)
Dividends paid	(6,053)	(6,030)
Acquisition of treasury stock	(3,288)	(5,993)
Issuance of common stock under share-based plans, net	(4,365)	(2,490)
Net cash used for financing activities	(13,706)	(89,513)
Effect of exchange rate changes on cash and cash equivalents	(161)	246
Increase (decrease) in cash and cash equivalents	38,837	(2,390)
Cash and cash equivalents at beginning of period	64,047	55,332
Cash and cash equivalents at end of period	$102,884	$52,942

SCHEDULE 4

CALERES, INC.
RECONCILIATION OF NET EARNINGS AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited)
	Thirteen Weeks Ended
	August 4, 2018			July 29, 2017
(Thousands, except per share data)	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share

GAAP earnings		$23,646	$0.55		$17,595	$0.41

Charges/other items:
Blowfish Malibu acquisition-related costs	$778	576	0.01	$—	—	—
Acquisition, integration and reorganization of men's brands	1,885	1,394	0.03	4,775	3,041	0.07
Total charges/other items	$2,663	$1,970	$0.04	$4,775	$3,041	$0.07
Adjusted earnings		$25,616	$0.59		$20,636	$0.48

	(Unaudited)
	Twenty-six Weeks Ended
	August 4, 2018			July 29, 2017
(Thousands, except per share data)	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share

GAAP earnings		$40,858	$0.94		$32,497	$0.75

Charges/other items:
Blowfish Malibu acquisition-related costs	$778	576	0.01	$—	—	—
Acquisition, integration and reorganization of men's brands	3,662	2,709	0.07	8,912	5,569	0.13
Total charges/other items	$4,440	$3,285	$0.08	$8,912	$5,569	$0.13
Adjusted earnings		$44,143	$1.02		$38,066	$0.88

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	August 4, 2018	July 29, 2017	August 4, 2018	July 29, 2017	August 4, 2018	July 29, 2017	August 4, 2018	July 29, 2017
Net sales	$429,472	$404,930	$277,140	$272,024	$—	$—	$706,612	$676,954
Gross profit	$187,114	$183,309	$105,987	$104,152	$—	$—	$293,101	$287,461
Adjusted gross profit	$187,114	$183,309	$106,527	$106,062	$—	$—	$293,641	$289,371
Gross profit rate	43.6%	45.3%	38.2%	38.3%	—%	—%	41.5%	42.5%
Adjusted gross profit rate	43.6%	45.3%	38.4%	39.0%	—%	—%	41.6%	42.7%
Operating earnings (loss)	$33,240	$25,112	$13,607	$15,916	$(14,704)	$(12,602)	$32,143	$28,426
Adjusted operating earnings (loss)	$33,240	$25,112	$15,946	$18,462	$(14,380)	$(10,373)	$34,806	$33,201
Operating earnings %	7.7%	6.2%	4.9%	5.9%	—%	—%	4.5%	4.2%
Adjusted operating earnings %	7.7%	6.2%	5.8%	6.8%	—%	—%	4.9%	4.9%
Same-store sales % (on a 13-week basis) (1)	2.6%	2.8%	(1.3)%	15.8%	—%	—%	—%	—%
Number of stores	1,008	1,055	233	238	—	—	1,241	1,293

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	August 4, 2018	July 29, 2017	August 4, 2018	July 29, 2017	August 4, 2018	July 29, 2017	August 4, 2018	July 29, 2017
Gross profit	$187,114	$183,309	$105,987	$104,152	$—	$—	$293,101	$287,461
Charges/Other Items:
Blowfish Malibu acquisition-related costs	—	—	540	—	—	—	540	—
Acquisition, integration and reorganization of men's brands	—	—	—	1,910	—	—	—	1,910
Total charges/other items	—	—	540	1,910	—	—	540	1,910
Adjusted gross profit	$187,114	$183,309	$106,527	$106,062	$—	$—	$293,641	$289,371
Operating earnings (loss)	$33,240	$25,112	$13,607	$15,916	$(14,704)	$(12,602)	$32,143	$28,426
Charges/Other Items:
Blowfish Malibu acquisition-related costs	—	—	540	—	238	—	778	—
Acquisition, integration and reorganization of men's brands	—	—	1,799	2,546	86	2,229	1,885	4,775
Total charges/other items	—	—	2,339	2,546	324	2,229	2,663	4,775
Adjusted operating earnings (loss)	$33,240	$25,112	$15,946	$18,462	$(14,380)	$(10,373)	$34,806	$33,201
(1) The thirteen-week period ended July 29, 2017 excludes sales from Allen Edmonds.

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Twenty-six Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	August 4, 2018	July 29, 2017	August 4, 2018	July 29, 2017	August 4, 2018	July 29, 2017	August 4, 2018	July 29, 2017
Net sales	$792,883	$771,424	$545,871	$537,039	$—	$—	$1,338,754	$1,308,463
Gross profit	$352,315	$350,999	$215,708	$207,370	$—	$—	$568,023	$558,369
Adjusted gross profit	$352,315	$350,999	$216,248	$212,309	$—	$—	$568,563	$563,308
Gross profit rate	44.4%	45.5%	39.5%	38.6%	—%	—%	42.4%	42.7%
Adjusted gross profit rate	44.4%	45.5%	39.6%	39.5%	—%	—%	42.5%	43.1%
Operating earnings (loss)	$55,097	$45,391	$26,094	$29,230	$(26,101)	$(22,906)	$55,090	$51,715
Adjusted operating earnings (loss)	$55,097	$45,391	$30,016	$35,651	$(25,583)	$(20,415)	$59,530	$60,627
Operating earnings %	6.9%	5.9%	4.8%	5.4%	—%	—%	4.1%	4.0%
Adjusted operating earnings %	6.9%	5.9%	5.5%	6.6%	—%	—%	4.4%	4.6%
Same-store sales % (on a 26-week basis) (1)	1.0%	1.1%	(1.2)%	9.2%	—%	—%	—%	—%
Number of stores	1,008	1,055	233	238	—	—	1,241	1,293

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Twenty-six Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	August 4, 2018	July 29, 2017	August 4, 2018	July 29, 2017	August 4, 2018	July 29, 2017	August 4, 2018	July 29, 2017
Gross profit	$352,315	$350,999	$215,708	$207,370	$—	$—	$568,023	$558,369
Charges/Other Items:
Blowfish Malibu acquisition-related costs	—	—	540	—	—	—	540	—
Acquisition, integration and reorganization of men's brands	—	—	—	4,939	—	—	—	4,939
Total charges/other items	—	—	540	4,939	—	—	540	4,939
Adjusted gross profit	$352,315	$350,999	$216,248	$212,309	$—	$—	$568,563	$563,308
Operating earnings (loss)	$55,097	$45,391	$26,094	$29,230	$(26,101)	$(22,906)	$55,090	$51,715
Charges/Other Items:
Blowfish Malibu acquisition-related costs	—	—	540	—	238	—	778	—
Acquisition, integration and reorganization of men's brands	—	—	3,382	6,421	280	2,491	3,662	8,912
Total charges/other items	—	—	3,922	6,421	518	2,491	4,440	8,912
Adjusted operating earnings (loss)	$55,097	$45,391	$30,016	$35,651	$(25,583)	$(20,415)	$59,530	$60,627
(1) The twenty-six-week period ended July 29, 2017 excludes sales from Allen Edmonds.

SCHEDULE 6

CALERES, INC.
BASIC AND DILUTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Twenty-six Weeks Ended
(Thousands, except per share data)	August 4, 2018	July 29, 2017	August 4, 2018	July 29, 2017

Net earnings attributable to Caleres, Inc.:
Net earnings	$23,611	$17,674	$40,791	$32,558
Net loss (earnings) attributable to noncontrolling interests	35	(79)	67	(61)
Net earnings attributable to Caleres, Inc.	23,646	17,595	40,858	32,497
Net earnings allocated to participating securities	(673)	(490)	(1,148)	(895)
Net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	22,973	17,105	$39,710	$31,602

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	41,964	41,783	41,937	41,807
Dilutive effect of share-based awards	117	171	120	172
Diluted common shares attributable to Caleres, Inc.	42,081	41,954	42,057	41,979

Basic earnings per common share attributable to Caleres, Inc. shareholders	$0.55	$0.41	$0.95	$0.76

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$0.55	$0.41	$0.94	$0.75

SCHEDULE 7

CALERES, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Twenty-six Weeks Ended
(Thousands, except per share data)	August 4, 2018	July 29, 2017	August 4, 2018	July 29, 2017

Adjusted net earnings attributable to Caleres, Inc.:
Adjusted net earnings	$25,581	$20,715	$44,076	$38,127
Net loss (earnings) attributable to noncontrolling interests	35	(79)	67	(61)
Adjusted net earnings attributable to Caleres, Inc.	25,616	20,636	44,143	38,066
Net earnings allocated to participating securities	(729)	(575)	(1,241)	(1,048)
Adjusted net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	24,887	20,061	$42,902	$37,018

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	41,964	41,783	41,937	41,807
Dilutive effect of share-based awards	117	171	120	172
Diluted common shares attributable to Caleres, Inc.	42,081	41,954	42,057	41,979

Basic adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.59	$0.48	$1.02	$0.89

Diluted adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.59	$0.48	$1.02	$0.88

SCHEDULE 8

CALERES, INC.
CALCULATION OF RETURN ON AVERAGE INVESTED CAPITAL AND ADJUSTED RETURN ON AVERAGE INVESTED CAPITAL (NON-GAAP METRICS)

	(Unaudited)
	Thirteen Weeks Ended
	August 4, 2018	July 29, 2017
(in 000's)
Return on Average Invested Capital
Net earnings (trailing twelve months)	$95,561	$60,605
Average invested capital (1)	556,576	529,917
Return on average invested capital	17.2%	11.4%

Adjusted Return on Average Invested Capital
Adjusted net earnings (trailing twelve months)	$99,148	$87,061
Average invested capital (1)	556,576	529,917
Adjusted return on average invested capital	17.8%	16.4%

(1) Calculated as the 13-month average of each month-end invested capital balance. Invested capital is defined as current assets, excluding cash and cash equivalents, plus property and equipment, net, less current liabilities, excluding borrowings under revolving credit agreement.